The Dreyfus
Third Century
Fund, Inc.

ANNUAL REPORT
May 31, 1999

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured
  * Not Bank-Guaranteed
  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                   THE FUND

-------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Fund Performance

                              7     Statement of Investments

                             10     Statement of Assets and Liabilities

                             11     Statement of Operations

                             12     Statement of Changes in Net Assets

                             13     Financial Highlights

                             14     Notes to Financial Statements

                             18     Report of Independent Auditors

                             19     Important Tax Information

                                    FOR MORE INFORMATION

--------------------------------------------------------

                                    Back Cover

             The Dreyfus
Third Century Fund, Inc.        The Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Third Century Fund, Inc. covering the 12-month period from June 1, 1998 through May 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul A. Hilton and Maceo K. Sloan.

Despite the sharp correction that occurred during the third quarter of 1998, the past year has generally been rewarding for equity investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. As a result, several major market indices have set new records so far in 1999, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader S&P 500 Index and the technology-laden NASDAQ Index also recorded new highs.

Yet, until near the end of the 12-month period, the stock market's advance remained relatively narrow, confined to a handful of highly valued growth and technology stocks. In April, however, some previously out-of-favor market sectors rallied strongly, including many value-oriented stocks, large-cap cyclical companies, and many small-cap and midcap stocks.

We appreciate your confidence over the past year, and we look forward to your continued participation in The Dreyfus Third Century Fund, Inc.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 14, 1999

DISCUSSION OF FUND PERFORMANCE

Paul A. Hilton and Maceo K. Sloan, Portfolio Managers

How did The Dreyfus Third Century Fund, Inc.
perform relative to its benchmark?

For the 12-month period ended May 31, 1999, The Dreyfus Third Century Fund, Inc. produced a total return of 20.30%.1 The fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), produced a total return of 21.03% and the Dow Jones Industrial Average produced a total return of 18.65% for the same period.2

We are pleased with the fund's competitive returns. By investing in approximately 55-70 large-cap growth names, the fund was able to produce returns similar to the benchmark's portfolio of 500 names. At the same time, the fund offers shareholders the opportunity to invest in companies that meet its social and environmental standards.

What is the fund's investment approach?

The fund focuses on high-quality growth-oriented companies that exhibit three characteristics: improving profitability measurements; a pattern of consistent earnings; and reasonable prices. While the majority of our holdings are large-cap stocks, the fund also has the ability to purchase mid- and small-cap stocks. Once candidates meet rigorous financial standards, they must also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.

What other factors influenced the fund's performance?

The portfolio's strongest gains during the period came from its technology, telecommunications and health care investments. Within the technology sector, the fund enjoyed solid returns from the same companies that continued to drive the performance of the S&P 500 Index, includ-

                                                                      The Fund 3
ing Microsoft, Intel, International Business Machines, Cisco Systems,
Lucent Technologies and Sun Microsystems. In addition, telecommunications names such as MCI WorldCom, AirTouch Communications, AT&T and Ameritech provided strong returns by expanding their businesses to provide customers with data as well as voice services.

Health care has long been one of the fund's largest investment themes. Demand for medical services and products by the aging baby boomers continues to increase. In addition, recent technological advances have resulted in more timely FDA approvals and delivery of pharmaceutical products to the marketplace. Finally, new television and radio advertising has been able to raise consumer brand awareness, thereby driving revenues of many names in the portfolio, most notably Johnson & Johnson, Guidant, Schering-Plough and Amgen.

On the other hand, financial stocks hindered performance as many of these companies have not yet recovered fully from the global credit and currency crisis that took place last fall. However, we viewed this as an excellent opportunity to acquire fundamentally sound, attractively priced names for the portfolio, and to add to existing high-quality names.

What is the fund's current strategy?

Over the past several months, we've begun to add more cyclical names -- companies whose earnings are sensitive to changes in economic conditions -- to the portfolio because these companies tend to perform best in an improving economy. Most recently, when the stock market began to shift its emphasis away from growth companies to more reasonably priced value names, we followed suit. In doing so, we believe we have been able to align the portfolio more closely with prevailing market conditions.

Can you give us an update on the fund's
social investment program?

This has been a very busy proxy season for social shareholder resolutions, not just for companies held in this fund, but for a wide array of companies in general. In fact, so far in 1999, shareholders have filed approximately 220 resolutions concerning social and environmental policies with over 150 major U.S. companies. The most popular resolutions were those concerning the environment, equal employment opportunity, global corporate accountability, international health and tobacco, and executive compensation. While we carefully examine each resolution on a case-by-case basis, in most cases, we vote the fund's shares in support of social shareholder resolutions if we believe they support the fund's areas of social concern. At all times, we strive to maintain open communications with the companies' managements so that we can encourage improvement in socially responsible areas.

For example, this past year Home Depot faced two resolutions: to release diversity data on its employment practices and to stop the sale of products made from old-growth wood. We voted in favor of both of these resolutions and are currently engaged in an ongoing dialogue with Home Depot's management team regarding these issues. In response to the resolutions, Home Depot recently released equal employment opportunity data in its publicly available social responsibility report. While the company had already banned the sale of old-growth redwood prior to the resolution, it continues to work together with the Forest Stewardship Council to identify suitable old-growth alternatives. We are pleased with Home Depot's responses to these resolutions, however, we believe the company can still do more. Our view is that Home Depot is a leader in its industry and we will continue to work with the company to encourage further improvements.

June 14, 1999

1 Total return includes reinvestment of dividends and any capital gains paid.
  Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index and The Dow Jones
  Industrial Average are widely accepted unmanaged indices of U.S. stock market performance.

                                                                      The Fund 5

$331,939
Standard & Poor's 500
Composite Stock Price Index*

$316,522
The Dreyfus Third
Century Fund, Inc.

Comparison of change in value of $10,000 investment in the fund and the Standard & Poor's 500 Composite Stock Price Index

--------------------------------------------------------------------------------
Average Annual Total Returns as of 5/31/99

                                                             Inception
                      1 Year       5 Years     10 Years      (3/29/72)
--------------------------------------------------------------------------------
Fund                  20.30%       23.62%       16.25%        13.56%

*  Source: Lipper Analytical Services, Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in The Dreyfus Third Century Fund, Inc. on 3/29/72 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 3/31/72 is used as the beginning value on 3/29/72. All dividends and capital gain distributions are reinvested.
The Dreyfus Third Century Fund primarily seeks capital growth through investment in common stocks of companies that, in the opinion of the fund's management, not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is a secondary goal. The fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses and is not subject to the same socially responsible investment criteria as The Dreyfus Third Century Fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

STATEMENT OF INVESTMENTS
May 31, 1999

--------------------------------------------------------------------------------
Common Stocks--95.1%                                   Shares         Value ($)
--------------------------------------------------------------------------------
Commercial Services--.9%
At Home, Cl. A                                         40,200 a       5,095,350
Interpublic Group Cos.                                 73,800         5,590,350
                                                                     10,685,700
Consumer Durables--.6%
Newell Rubbermaid                                     170,200         6,893,100

Consumer Non-Durables--8.6%
Clorox                                                216,100        21,812,594
Kimberly-Clark                                        562,000        32,982,375
PepsiCo                                               555,800        19,904,588
Procter & Gamble                                      244,900        22,867,538
                                                                     97,567,095
Consumer Services--.7%
Infinity Broadcasting, Cl. A                          299,000 a       7,643,188

Electronic Technology--19.6%
Cisco Systems                                         308,550 a      33,593,381
EMC                                                   131,000 a      13,050,875
Global Telesystems Group                               87,800 a       6,672,800
Intel                                                 287,000        15,515,938
International Business Machines                       351,800        40,918,733
Linear Technology                                     222,400        11,787,200
Lucent Technologies                                   426,000        24,228,750
Nokia, A.D.S.                                         149,400        10,607,400
Solectron                                             210,000 a      11,497,500
Sun Microsystems                                      497,600 a      29,731,600
Tellabs                                               401,800 a      23,505,300
                                                                    221,109,477
Finance--13.8%
American Express                                      155,900        18,893,131
American International Group                          206,450        23,599,816
BankAmerica                                           202,217        13,080,912
Citigroup                                             224,700        14,886,375
Federal National Mortgage Association                 533,700        36,291,600
Fifth Third Bancorp                                   128,700         8,775,731
Marsh & McLennan Cos.                                 176,600        12,847,650
Merrill Lynch                                         170,000        14,280,000
State Street                                          172,100        13,122,625
                                                                    155,777,840

                                                                      The Fund 7

May 31, 1999

--------------------------------------------------------------------------------
Common Stocks (continued)                              Shares         Value ($)
--------------------------------------------------------------------------------
Health Services--2.1%
Cardinal Health                                       258,450        15,603,919
United Healthcare                                     150,300         8,754,975
                                                                     24,358,894
Health Technology--10.2%
Amgen                                                 207,200 a      13,105,400
Guidant                                               332,000        16,600,000
Johnson & Johnson                                     192,000        17,784,000
Lilly (Eli)                                           221,700        15,837,694
Merck & Co.                                           454,000        30,645,000
Schering-Plough                                       250,800        11,301,675
Watson Pharmaceuticals                                270,000 a      10,344,375
                                                                    115,618,144
Non-Energy Minerals--1.1%
Alcoa                                                 220,000        12,100,000

Process Industries--1.4%
Avery Dennison                                        120,300         7,202,963
Ecolab                                                198,000         8,415,000
                                                                     15,617,963
Producer Manufacturing--9.3%
Emerson Electric                                      237,000        15,138,375
Illinois Tool Works                                   278,100        21,344,175
Minnesota Mining & Manufacturing                      252,600        21,660,450
Pitney Bowes                                          207,400        13,221,750
Tyco International                                    207,000        18,086,625
Xerox                                                 275,800        15,496,513
                                                                    104,947,888

Retail Trade--9.5%
CVS                                                   324,000        14,904,000
Home Depot                                            307,500        17,489,063
Kroger                                                173,500 a      10,160,594
Safeway                                               510,600 a      23,742,900
Sears, Roebuck & Co.                                  306,400        14,649,750
TJX Cos.                                              360,000        10,800,000
Wal-Mart Stores                                       353,600        15,072,200
                                                                    106,818,507

--------------------------------------------------------------------------------
Common Stocks (continued)                              Shares         Value ($)
--------------------------------------------------------------------------------
Technology Services--8.1%
America Online                                         71,200 a       8,499,500
BMC Software                                          406,800 a      20,111,175
Microsoft                                             464,600 a      37,487,413
Oracle                                              1,011,600 a      25,100,325
                                                                     91,198,413

Utilities--9.2%
AES                                                   320,100 a      15,924,975
AT&T                                                  330,750        18,356,625
AT&T - Liberty Media Group, Cl.A                      195,000 a      12,955,313
AirTouch Communications                               203,100 a      20,411,550
Ameritech                                             191,900        12,629,419
MCI WorldCom                                          275,897 a      23,830,603
                                                                    104,108,485

Total Common Stocks
   (cost $776,036,430)                                            1,074,444,694
--------------------------------------------------------------------------------
                                                    Principal
Short-Term Investments--3.8%                       Amount ($)         Value ($)
--------------------------------------------------------------------------------
Certificates of Deposit--.0%
Self Help Credit Union,
4.66%, 6/21/1999                                      100,000           100,000

U.S. Treasury Bills--3.8%
4.38%, 7/22/1999                                      428,000           425,161
4.47%, 8/5/1999                                     4,751,000         4,713,040
4.44%, 8/12/1999                                      525,000           520,122
4.48%, 8/19/1999                                   36,222,000        35,849,058
4.48%, 8/26/1999                                    1,545,000         1,527,735
                                                                     43,035,116

Total Short-Term Investments
   (cost $43,152,772)                                                43,135,116
--------------------------------------------------------------------------------
Total Investments (cost $819,189,202)                   98.9%     1,117,579,810

Cash and Receivables (Net)                               1.1%        12,610,143

Net Assets                                             100.0%     1,130,189,953

a Non-income producing.
See notes to financial statements.

                                                                      The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999

--------------------------------------------------------------------------------

                                                            Cost          Value
--------------------------------------------------------------------------------
Assets ($):

Investments in securities--See Statement
  of Investments                                     819,189,202  1,117,579,810
Cash                                                                 12,957,434
Dividends and interest receivable                                       544,432
Receivable for shares of Common Stock subscribed                        198,140
Prepaid expenses                                                         52,350
                                                                  1,131,332,166
--------------------------------------------------------------------------------
Liabilities ($):

Due to The Dreyfus Corporation and affiliates                           889,498
Payable for shares of Common Stock redeemed                              37,759
Accrued expenses                                                        214,956
                                                                      1,142,213
--------------------------------------------------------------------------------
Net Assets ($)                                                    1,130,189,953
--------------------------------------------------------------------------------
Composition of Net Assets ($):

Paid-in capital                                                     729,791,296
Accumulated undistributed investment income--net                         85,006
Accumulated net realized gain (loss) on investments                 101,923,043
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            298,390,608
--------------------------------------------------------------------------------
Net Assets ($)                                                    1,130,189,953
--------------------------------------------------------------------------------
Shares Outstanding
(150 million shares of $.331/3 par value Common Stock authorized)    88,854,980
Net Asset Value, offering and redemption price per share ($)              12.72

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 1999

--------------------------------------------------------------------------------

Investment Income ($) Investment Income ($):
--------------------------------------------------------------------------------
Income:

Cash dividends (net of $24,186 foreign taxes withheld at source)      7,226,016
Interest                                                              1,321,401
Total Income                                                          8,547,417

Expenses:

Investment advisory fee--Note 3(a)                                    7,521,525
Shareholder servicing costs--Note 3(b)                                1,671,176
Professional fees                                                       107,832
Registration fees                                                        80,664
Custodian fees--Note 3(b)                                                79,856
Prospectus and shareholders' reports                                     56,988
Directors' fees and expenses--Note 3(c)                                  33,381
Interest expense--Note 2                                                 23,221
Loan commitment fees--Note 2                                              4,338
Miscellaneous                                                            36,377
Total Expenses                                                        9,615,358
Investment (Loss)                                                    (1,067,941)
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4 ($):

Net realized gain (loss) on investments                             114,693,454
Net unrealized appreciation (depreciation) on investments            66,921,091
Net Realized and Unrealized Gain (Loss) on Investments              181,614,545
Net Increase in Net Assets Resulting From Operations                180,546,604

See notes to financial statements.

                                                                     The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                        Year Ended May 31,
                                                   -----------------------------
                                                        1999            1998
--------------------------------------------------------------------------------
Operations ($):

Investment income (loss)--net                     (1,067,941)        527,450
Net realized gain (loss) on investments          114,693,454     127,135,626
Net unrealized appreciation (depreciation)
  on investments                                  66,921,091      61,034,848
Net Increase (Decrease) in Net Assets
  Resulting from Operations                      180,546,604     188,697,924
--------------------------------------------------------------------------------
Dividends to Shareholders from ($):

Investment income--net                                    --      (1,359,845)
Net realized gain on investments                (105,500,411)    (61,193,006)
Total Dividends                                 (105,500,411)    (62,552,851)
--------------------------------------------------------------------------------
Capital Stock Transactions ($):

Net proceeds from shares sold                    731,491,242   1,080,725,202
Dividends reinvested                             100,555,806      60,535,061
Cost of shares redeemed                         (688,590,998) (1,032,801,808)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                     143,456,050     108,458,455
Total Increase (Decrease) in Net Assets          218,502,243     234,603,528
--------------------------------------------------------------------------------
Net Assets ($):

Beginning of Period                              911,687,710     677,084,182
End of Period                                  1,130,189,953     911,687,710
Undistributed investment income--net                  85,006          85,006
--------------------------------------------------------------------------------
Capital Share Transactions (Shares):

Shares sold                                       59,336,041      97,261,223
Shares issued for dividends reinvested             8,565,231       5,636,412
Shares redeemed                                  (56,431,517)    (93,123,816)
Net Increase (Decrease) in Shares Outstanding     11,469,755       9,773,819

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


-------------------------------------------------------------------------------------
                                                  Year Ended May 31,
                              -------------------------------------------------------
                                   1999       1998      1997       1996       1995
-------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning
  of period                       11.78      10.01      9.25       7.45       7.80
Investment Operations:
Investment income (loss)--net      (.01)       .01       .02        .03        .07
Net realized and unrealized
  gain (loss) on investments       2.29       2.68      2.16       2.39        .65
Total from Investment
  Operations                       2.28       2.69      2.18       2.42        .72
Distributions:
Dividends from investment
  income--net                        --       (.02)     (.02)      (.05)      (.07)
Dividends from net realized
  gain on investments             (1.34)      (.90)    (1.40)      (.57)     (1.00)
Total Distributions               (1.34)      (.92)    (1.42)      (.62)     (1.07)
Net asset value, end of period    12.72      11.78     10.01       9.25       7.45
----------------------------------------------------------------------------------
Total Investment Return (%)       20.30      27.76     25.70      33.63      11.81
----------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to
  average net assets                .96       .97       1.03       1.11       1.12
Ratio of net investment income
  (loss) to average net assets     (.11)      .07        .22        .36        .93
Portfolio Turnover Rate           75.88     70.41      66.52      92.08     133.54
----------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                 1,130,190   911,688    677,084    473,452    368,833



See notes to financial statements.

                                                                     The Fund 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

The Dreyfus Third Century Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). NCM Capital Management Group, Inc. ("NCM") serves as the fund's sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $5,977 during the period ended May 31, 1999 based on available cash bal-ances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended May 31, 1999, the fund reclassed $1,067,941 to accumulated undistributed net investment income from accumulated net realized gain on investments as a result of permanent book to tax differences. The results of operations and net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended May 31, 1999, was approximately $430,800 with a related weighted average annualized interest rate of 5.39%.

                                                                     The Fund 15

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory
Fee and Other Transactions With Affiliates:

(a) Pursuant to the investment advisory ("Agreement") with Dreyfus, the investment advisory fee is computed at an annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11/2% of the value of the fund's average daily net assets, the fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear such excess expense. There was no expense reimbursement pursuant to the agrement during the period ended May 31, 1999.

Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the fund's average daily net assets, computed at the following annual rates:

  Average Net Assets
  ------------------
  0 to $400 million.................   .10 of 1%
  $400 million to $500 million......   .15 of 1%
  $500 million to $750 million......   .20 of 1%
  In excess of $750 million.........   .25 of 1%

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1999, the fund was charged $1,084,748 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 1999, the fund was charged $300,526 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 1999, the fund was charged $79,856 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $10,000. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1999, amounted to $742,587,945 and $739,731,715, respectively.

At May 31, 1999, accumulated net unrealized appreciation on investments was $298,390,608, consisting of $311,970,444 gross unrealized appreciation and $13,579,836 gross unrealized depreciation.

At May 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                     The Fund 17

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
The Dreyfus Third Century Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Third Century Fund, Inc., including the statement of investments, as of May 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of May 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Third Century Fund, Inc. at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
July 2, 1999

IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $1.124 per share as a long-term capital gain distribution of the $1.339 per share paid on December 7, 1998.

The fund also designates 25.191% of the ordinary dividends paid during the fiscal year ended May 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.

                                                                     The Fund 19

NOTES

For More Information

           The Dreyfus
           Third Century Fund, Inc.

           200 Park Avenue
           New York, NY 10166

           Investment Adviser

           The Dreyfus Corporation
           200 Park Avenue
           New York, NY 10166

           Sub-Investment Adviser

           NCM Capital Management Group, Inc.
           103 West Main Street
           Durham, North Carolina 27705

           Custodian

           Mellon Bank, N.A.
           One Mellon Bank Center
           Pittsburgh, PA 15258

           Transfer Agent &
           Dividend Disbursing Agent

           Dreyfus Transfer, Inc.
           P.O. Box 9671
           Providence, RI 02940

           Distributor

           Premier Mutual Fund Services, Inc.
           60 State Street
           Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

Printed on recycled paper.
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(c) 1999, Dreyfus Service Corporation           035AR995